UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SUPPORT.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Stephen E. Gillette, Esq. Jones Day 1755 Embarcadero Road Palo Alto, CA 94303 (650) 739-3997	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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Support.com, Inc., a Delaware corporation (“Support.com” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies from its stockholders in connection with its 2016 Annual Meeting of Stockholders to be held on Friday, June 24, 2016, at 10:00 a.m., Pacific Time, at the Hyatt House Belmont/Redwood Shores hotel located at 400 Concourse Drive, Belmont, California 94002 and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). On May 4, 2016, Support.com filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies from its stockholders to be used at the 2016 Annual Meeting.

Investor Presentation First Used on May 12, 2016

Attached hereto is an investor presentation that Support.com is first using on May 12, 2016 in presentations to stockholders and potential investors. This investor presentation is being filed herewith because it may be deemed to be solicitation material in connection with Support.com’s solicitation of proxies from its stockholders to be used at the 2016 Annual Meeting. As previously announced, VIEX Opportunities Fund, LP — Series One, VIEX GP, LLC, VIEX Capital Advisors, LLC, BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., Eric Singer, Bradley L. Radoff, Joshua E. Schechter, Richard Bloom and Brian J. Kelley have publicly disclosed that they intend to pursue a proxy contest in an effort to have their five proposed director candidates elected to Support.com’s board of directors (the “Board”) at the 2016 Annual Meeting and, thereby, replace five out of the current six members of the Board.

Important Additional Information And Where To Find It

Support.com, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Support.com’s stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. On May 4, 2016, Support.com filed a definitive proxy statement and accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPORT.COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Support.com’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929-5500 (Call Collect) or Toll-Free (800) 322-2885, or by email at proxy@mackenziepartners.com.

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE SUPPORT.COM Well - Positioned to Deliver Stockholder Value | Nasdaq: SPRT #Disrupt Support May 2016

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Safe Harbor Statement This presentation contains “forward - looking statements” as defined under the U . S . federal securities laws, including the Private Securities Litigation Reform Act of 1995 , and is subject to the safe harbors created by such laws . Forward - looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items) ; the plans and objectives of management for future operations, customer relationships, products, services or investments ; personnel matters ; and future performance in economic and other terms . Such forward - looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward - looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support . com Cloud (formerly “Nexus®”) software - as - a - service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, and risks, disruption, costs and uncertainty caused by or related to the actions of activist stockholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our stockholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential clients, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations . These and other risks may be detailed from time to time in Support . com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10 - K and its latest Quarterly Report on Form 10 - Q, copies of which may be obtained from www . sec . gov . Support . com assumes no obligation to update its forward - looking statements, except as may otherwise be required by the federal securities laws . 2

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE • Award - winning cloud - based software provides step - by - step resolution through Guided Paths ® • Leverages end user context to deliver a unified customer experience across all channels by providing the right content at the right place and at the right time • SaaS - based revenue is a predictable, reliable financial foundation Company Overview Leading provider of SaaS technology and turnkey support services for next - generation technical support in the connected world CLOUD SUPPORT.COM | SERVICES SUPPORT.COM | • Turnkey technical support programs, including onboarding services, problem resolution and IoT support • Net Promoter S cores for direct subscribers consistently ranked among industry’s best • Stable and gross profit positive programs with large enterprise customers; opportunities to add new customers and expand existing relationships Optimizing the support interaction on both the agent’s desktop and for the end user via Web and mobile apps 3 Services and Support.com Cloud deliver powerful synergies – accelerates learning, enhances service delivery, and helps close new deals and expand existing relationships

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE $23.2 $20.6 $17.9 $15.7 $16.6 ($0.03) ($0.03) ($0.05) ($0.08) ($0.07) $0.15 $0.10 $0.05 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $5 $10 $15 $20 $25 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Revenue (Non-GAAP) EPS (Non-GAAP) QUARTERLY Q1 2016 Summary Q1 2016 Results • Total revenue of $16.6 M (non - GAAP) • EPS ($0.07) (non - GAAP) • Balance sheet: $61.3 M cash; no debt Q1 2016 Company Highlights • Increased Support.com Cloud usage across key metrics • Became part of the NetSuite SuiteCloud Developer Network • Established partnership with Icontrol, the company behind one of the most widely - distributed interactive security and home automation platforms • Executing cost reduction plan to reduce longer term cash burn and accelerate path to profitability on a non - GAAP basis Guidance for Q2 2016 • Revenue of $ 14.2 M - $15.0 M (non - GAAP ) • EPS ($0.08) – ($0.10) (non - GAAP ) Guidance for FY 2016 • Revenue of $ 60.0 M - $64.0 M (non - GAAP ) • EPS ($ 0.19) – ($ 0.23) (non - GAAP ) • Cash balance exiting 2016 of $ 52.0 M - $ 54.0 M Guidance for FY 2017 • Cash balance exiting 2016 of $47.0 M - $ 50.0 M Guidance for FY 2018 • Profitable for the full year 2018 (non - GAAP) 4

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Support Delivery Is Undergoing a Paradigm Shift TRADITIONAL SUPPORT TECHNOLOGY THEN CONNECTED SUPPORT TECHNOLOGY NOW 5 Explosion of Devices and Apps Customers Are Demanding Self - Service The Business Mindset Is Evolving

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 0 5 10 15 20 25 2015 2020 Business: Vertical- Specific Business: Cross- Industry Consumer Source: Gartner press release , http://www.gartner.com/newsroom/id/3165317 , November 2015 4 X GROWTH 21B 5B IoT Installed Units (Billions) The Number of Connected Devices Is Exploding Trends Driving the Paradigm Shift 6

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 37% 43% 50% 58% 68% 73% 76% 0% 10% 20% 30% 40% 50% 60% 70% 80% Twitter Virtual Agent Forums IM Email Voice Web Self-Service % Using Channel in Past 12 Months Source: Forrester Research, “Trends 2015: The Future Of Customer Service”, March 2015 Trends Driving the Paradigm Shift Customers Are Requiring Ubiquitous Support 7

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Source : Forrester Research, “Forrester Perspective: The Business Impact of Customer Experience”, 2014 -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% CXi Leaders S&P 500 Index CXi Laggards 43% 14.5% - 33.9% Cumulative Total Return on Stock Portfolio CUSTOMER EXPERIENCE LEADERS OUTPERFORM THE COMPETITION Forrester stock index of companies that score high in terms of quality of Customer Experience Forrester stock index of companies that score low in terms of quality of Customer Experience The Business Mindset Is Evolving Trends Driving the Paradigm Shift 8

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Break/Fix Trouble - Shooting Traditional Customer Support Delivery Model Is Evolving 9 User Directed Agent Directed

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE User Directed Emerging Onboarding Enablement Omnipresent Support Customer Support Delivery Model Is Evolving 10 Agent Directed

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE SERVICES SUPPORT.COM Positioned for Diversification and Accelerated by Support.com Cloud 11

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE $5.7 $5.7 $5.9 $6.0 $6.2 $0 $1 $2 $3 $4 $5 $6 $7 2015 2016 2017 2018 2019 1X Support Support Subscriptions Set-up & Install Consumer Technical Support Services Source: Parks Associates, “The Evolution of Tech Support: Global Trends and Outlook – 2015” Annual Revenue ($B) The Evolving Technical Support Market 12 North America

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Our Strong Heritage as a Support Leader • Leading provider of Premium Technical Support (PTS) since 2007 – Solve complex problems: home automation, networks, anti - virus, device optimization and IoT – Serving clients across a wide range of industries (retail, cable providers, software, ISP) • 1,400+ technically advanced, work - at - home agents across North America – Managing thousands of support interactions per day • Net Promoter Scores for Support.com’s direct subscribers above 80 for last 3 years – Consistently ranked among industry’s best • Programs are differentiated and gross profit positive © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 13

SUPPORT.COM

Our Services Competitive Advantage


High
Support Complexity
Low
Support.com
iYogi
PlumChoice
Radial Point
Square Trade
Asurion
Teleperformance
TeleTech
Sutherland
Alorica
Low
Breadth of Services Types Offered
High

- **Services programs lead the technical support industry**
- **Service program differentiators**
  - Technology-enabled service delivery
  - Full spectrum support via Cloud
  - North American agents
  - Scalable work-from-home model
  - Technical agent recruiting expertise

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© 2016 SUPPORT.COM Inc. All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Services Growth Strategy • Grow non - Comcast , non - Office Depot services revenue – Add new customers and expand existing relationships – Pilot and RFP pipeline is robust • Drive growth in services through full spectrum support via Cloud – Support.com Cloud differentiates the customer experience through seamless escalation from self - service to agent assisted support • Deepen relationships with enterprise customers – Manage Comcast to maintain positive margins as they continue with customer experience improvement efforts – North American service provider reached full revenue ramp ($4M - $5M per year) in Q1 2016 as expected – Remain opportunistic with new enterprise programs 15

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE SUPPORT.COM CLOUD Addresses the evolved view of support in the connected world © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 16 SUPPORT.COM

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 0 500 1000 1500 2000 2500 3000 2014 2020 Performance Mgmt Analytics Guided Resolution Remote Support Web Self-Service Addressing a Large, Growing Technology Market Source: Frost & Sullivan, “Support Interaction Optimization”, 2014 CAGR 12% $ 2.6B $ 1.3B Support Interaction Optimization $1M 17

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 18 18 Seamless Escalation from Self - Support to Agent Support Guided Paths Contextual Intelligence Remote Control/Video Support.com Cloud Addresses the Evolved Needs of the Connected World

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Support.com Cloud is Uniquely Positioned • Poised to capture open market window • Support.com Cloud differentiators – Full spectrum support – Focused on resolution interaction – Guided assistance – Emphasizes content and context – Embeddable in IoT and other applications – Built for integration into the support ecosystem Breadth of Solution Support Interaction Focus Interaction Pre & Post Interaction Point Solutions Suite Providers Zing Tree Sight Call Pega systems Microsoft Salesforce Five9 Oracle Zendesk Kana Bomgar LogMein Mind Touch Support.com Cloud 19 Team Viewer

SUPPORT.COM

Example Case Studies

Case Study 1

Overview & Challenges

- A Fortune 250 multichannel video and broadband provider
- Increase customer satisfaction
- Improve First Call Resolution (FCR)
- Reduce field service visits (truck rolls)

Solution

- SeeSupport live remote video from customer's smartphone or tablet camera
- Agent "eyes on the problem"
- Quick assessment of wiring, error codes, setup

Results

- **47% of cases where SeeSupport was used prevented truck rolls or equipment replacement**
- Reduced costs
- Reduced customer effort
- Improved customer satisfaction

Case Study 2

Overview & Challenges

upclick

- **Upclick –** Leading provider of e-commerce services and premium technical support
- Maximum sales conversions
- Reduce time to resolution
- Perform remote diagnostics

Solution

- Guided Paths® perform automated and advanced diagnostics and repair
- Eliminate the need for agents to identify and manually upload correct software
- Interaction Analytics enable constant monitoring of support interactions and device states

Results

- "We've seen a **17% increase in sales conversions when the sales rep uses Support.com® Cloud** to close the sale" -- Daniel Kapur, VP Operations, Upclick

© 2016 SUPPORT.COM Inc. All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Verticals and Growth in Usage Example Use Cases Growth in Usage Weekly Active Users Oct ‘15 Mar’16 21 Software Warranty/Return Avoidance IoT Providers Onboard SMB customers of cloud - based software tools Troubleshoot & resolve mobile device issues Sales & service delivery for customers of tech support services PTS Providers Remote technical support services to consumers and small businesses Oct ‘15 Mar’16 Weekly Sessions Created

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE POWERFUL COMBINATION © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 22 SUPPORT.COM Services and Support.Com Cloud Deliver Powerful Synergies

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Embedded Support in Consumer or Business Mobile IoT apps Contextual Step - by - Step Guidance Seamless E scalation to Agent Assisted S upport Continuous Optimization of Guided Paths through Interaction Analytics 1 2 3 4 Self - Support and Guided Paths 23 23

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Services and Support.com Cloud Are a Powerful Combination 24 • Companies are recognizing the shift to the empowerment of the user and technology driving great customer support experiences – Support.com Cloud is playing a more strategic role in closing new services deals – Seamless escalation from self - service to agent assisted support seen as critical – Self - Support Guided Paths with contextual escalation has become a significant competitive differentiator • Service program expertise feeds Support.com Cloud Guided Paths® – Creates differentiated IP within the Support.com Cloud product – Faster product feedback loops • Support.com Cloud enables Support.com to deliver better services throughout the customer journey , increasingly critical in the connected world CLOUD SERVICES Aligning services program opportunities with Cloud gives us a compelling edge to win new services programs, expand in existing accounts, and add more value to each of our partners

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Growing Our Leadership in Support Services and Technology FINANCIAL STRATEGY Accelerating the Transition to Profitable Growth (on a non - GAAP basis) © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 25 SUPPORT.COM

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Key Highlights 26 Financial Strategy Revenue summary and target gross margin view excludes end user software Diversify Company Revenue Mix Diversify Services Customer Mix Expand Company Gross Margins Revenue summary and target gross margin view excludes end user software

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 2017 27 • Targeting revenue between $60M and $64M • Targeting Cloud annual recurring revenue of at least $2M and seats between 2,600 and 3,000 • Grow our non - Comcast, non - Office Depot programs • Targeting non - GAAP earnings per share between ($0.19) and ($0.23) • Targeting cash balance at end of year between $52M and $54M • Targeting cash balance exiting 2017 between $47M and $50M 2016 Guidance: 2016 and Beyond 2018 • Targeting profitability for the full year 2018 (non - GAAP)

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Growing Our Leadership in Support Services and Technology COMMITMENT A Strong Corporate Governance and Stockholder Engagement © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 28 SUPPORT.COM

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 29 x Annually - elected directors and separate Chairman and CEO positions x Independent directors meet without management x Highly - qualified and experienced Chairman, Jim Stephens x Directors bring deep expertise in cloud - based solutions and other technology services, as well as proven management and finance experience x CEO is the only management representative on the Board; all other directors qualify as independent under NASDAQ standards x Audit, compensation, and nominating committee memberships restricted to independent directors x Diverse Board – half of Board members are women x Board and committee self - evaluations performed annually x Board orientation and education program x Stockholders have the right to remove directors with or without cause x Anti - hedging and anti - pledging policy applicable to all directors and employees x Board recently refreshed (3 of 6 directors appointed in 2016 ) x Stock ownership guidelines for executive officers and directors The Board and management team routinely evaluate opportunities for enhancing stockholder value Strong Commitment to Corporate Governance 29

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Support.com is Open to Constructive Dialogue x Support.com strives to maintain constructive, ongoing communications with all of its stockholders – Held Investor Day in September where management laid out the Company’s detailed operational and financial strategy x The Board and management team meet frequently with stockholders and welcome their views and opinions with the goal of enhancing value for all stockholders – Participate in industry and investor conferences – Regularly meet with investors, including 1:1 meetings and conversations following earnings x Participated in multiple discussions with representatives from Viex Capital and BLR Partners, and Joshua E. Schechter to hear their views and concerns 30

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Growing Our Leadership in Support Services and Technology MANAGEMENT Highly Qualified and Engaged Board and Management Team © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 31 SUPPORT.COM

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Jim has served as a member of the Board since October 2006. Prior to joining Support.com’s Board, Mr. Stephens was the Senior Vice President, Worldwide Sales and Field Operations at Adobe Systems Incorporated, retiring in November 2005 following a 15 - year car eer with Adobe. Mr. Stephens served on Adobe’s executive management team and was a corporate officer for eight years, helping drive Ad obe ’s growth from $900 million to almost $2 billion in annual revenue. In addition, he held a variety of senior management positions in sa les & marketing, investor relations, strategic planning and corporate development for Adobe. Mr. Stephens has served as a member of the board of directors of Wolfe Video, LLC, a film distribution company, since July 2013, and has served as President since January 2015. Mr. Stephens is a member of the National Association of Corporate Directors and the Producers Guild of America. He has previously served on boards of dir ect ors for Frameline and Lambda Legal as well as other non - profit organizations. Mr. Stephens holds a B.B.A. from Southern Methodist University. JIM STEPHENS Highly Experienced and Engaged Board Chairman Of The Board & Independent Director 32 Toni has served as a member of the Board since February 2011. In November 2014, Ms. Portmann was appointed Chief Executive Officer and Executive Chairperson of the Board at DHISCO, Inc., a hospitality distribution systems provider. From February 2011 until May 20 14, she served as Chief Executive Officer of Trivac Ltd. (d/b/a LIT OnLine ), an e - learning SaaS platform company, and she was Chairperson of the Board of Resolvity , Inc., a provider of intelligent, personalized on - demand interactive voice response solutions, from February 2006 until February 2014. Ms. Portmann also served as an executive and advisor to TCS Group LLC, a next generation family investment office, from February 2010 to February 2011, Chief Executive Officer of CAS Partners at Riverstone Residential Group, LLC, a multifamily residential real estate property manager, from October 2008 to February 2010, and as the President and Chief Executive Officer of Stream Inter nat ional, Inc., a global business process outsourcing provider, from June 2003 to September 2008. Ms. Portmann holds a B.B.A. from Boise State University. TONI PORTMANN Independent Director Tim has served as a member of the Board since March 2016. Since 2014, Mr. Stanley has served as a Strategic Advisor at Sierra Ve ntures, a venture capital firm, focusing on identifying investment opportunities and supporting the firm’s CXO Network and Advisory Boa rd. From 2010 to 2014, he served as Senior Vice President of Enterprise Strategy, Industries and Innovation at Salesforce.com. Inc. From 2001 to 2009, Mr. Stanley was CIO and Senior Vice President for Innovation and Gaming at Harrah’s Entertainment, Inc. now known as Caesars Ente rta inment Corporation. Mr. Stanley also previously served on the board of directors of Multimedia Games Holding Company, Inc. from 2010 to 2013, where he was Chairperson of the Nominating and Governance Committee and a member of the Compensation Committee. He has also act ed as an advisor and/or Board member at a number of privately - held technology companies. Mr. Stanley graduated from the University of Washington with a B.S. degree in Engineering, and received an MBA in International Management from the Thunderbird School of Glo bal Management, now part of Arizona State University. TIM STANLEY Independent Director

SUPPORT.COM

Highly Experienced and Engaged Board



LOWELL ROBINSON
Director

Lowell has served as a member of the Board since March 2016. Since March 2014, Mr. Robinson has served as a director at Evine Live, Inc., where he is chairman of the Audit Committee and a member of the Finance Committee and since June 2014, Mr. Robinson has served as a director at Higher One Holdings, Inc., where he is Chairman of the Audit Committee and a member of their Risk and Finance Committee. From May 2005 until its sale to Sycamore Partners on April 14, 2014, Mr. Robinson served on the board of The Jones Group where he chaired the Audit Committee and was a member of the Compensation Committee. From 2006 through 2009, Mr. Robinson served as CFO, COO and CAO for MIVA, Inc. Mr. Robinson also served as CFO and Senior Executive Vice President of HotJobs, whose software product Softshoe assisted Fortune 200 companies in their recruitment efforts, from 2000 until it was sold to Yahoo! Inc. for $500 million in 2002. From 1997 to 1999, Mr. Robinson was CFO of PRT Group, a software services company with onshore, near-shore and offshore software engineering services, through its $62 million initial public offering and two successful acquisitions. In addition to the roles above, Mr. Robinson has held senior financial positions within various divisions of Citigroup, Uncle Ben's Inc. (a subsidiary of Mars, Inc.) and General Foods and has formerly served as a director on the boards of public companies International Wire Group, Independent Wireless One and Edison Schools. Mr. Robinson also is a member of the Smithsonian Libraries advisory board, the board of the Metropolitan Opera Guild and is a member of The Economic Club of NY. Mr. Robinson holds an M.B.A. from Harvard Business School and a B.A. from the University of Wisconsin.



LIZ FETTER
Director

Elizabeth has served as a member of the Board since March 2016. Currently, Ms. Fetter serves as a director at McGrath Rentcorp and Alliant International University Inc., a private equity funded university. From 2002 to November 2013, Ms. Fetter served as Director at Symmetricom, Inc. where she was chair of the Compensation Committee and a member of the Audit Committee and Stock Option Committee. From April 2013 to November 2013, Ms. Fetter also served as CEO of Symmetricom, Inc. From April 2011 to August 2012, Ms. Fetter served as President and CEO of technology start-up NxGen Modular, LLC, a provider of modular buildings and assemblies. From March 2007 to October 2007, Ms. Fetter served as President, CEO and Director at Jacent Technologies, Inc., a privately held supplier of on-demand ordering solutions for the restaurant industry. From October 2001 to November 2004, Ms. Fetter served as President, CEO and Director of QRS Corporation, an electronic commerce service provider. From March 2000 to April 2001, Ms. Fetter served as CEO and Director at NorthPoint Communications, a provider of high speed data transport services. Ms. Fetter has also held a variety of senior leadership positions at US West (now Qwest), Pacific Bell & SBC Communications (now AT&T). Ms. Fetter has served on the board of Quantum Corporation, Vivus, Inc., and Ikanos Communications, a developer of semiconductor software products, as well as a number of private companies and currently serves as a Director for the Northern California Chapter of the National Association of Corporate Directors. Ms. Fetter holds a B.A. from Penn State University and an M.S. from Carnegie Mellon University.



ELIZABETH CHOLAWSKY
Director

Elizabeth joined Support.com in May 2014 and is President and Chief Executive Officer and a member of the Board. She has over 25 years of experience as an executive in technology industries, and she is an award-winning product thought leader who has grown businesses through organic innovation and acquisitions. From April 2007 to April 2014, Dr. Cholawsky held various management and executive roles with Citrix Systems, Inc. ("Citrix"). Most recently, she was General Manager and Vice President of Information Technology Support and Access at Citrix. During her time at Citrix, she held executive positions in the Citrix SaaS division, with leadership roles spanning product management, general management, global client services and the contact center. In her time at Citrix SaaS, Dr. Cholawsky revitalized product development and client services, grew customer satisfaction and retention to their highest levels, and expanded key products to a broader market, all while continuing to lead the GoToAssist and GoToMyPC products in their #1 position in their respective markets for 5 consecutive years. Dr. Cholawsky has been frequently recognized for her business leadership, including receipt of prestigious Stevie Awards in 2010, 2012 and 2013. She has a Ph.D. in Political Science from the University of Minnesota, and a B.A. (Phi Beta Kappa, cum laude) from Franklin & Marshall College.

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© 2016 SUPPORT.COM Inc. All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Highly Experienced and New Management Team 34 EXECUTIVE STAFF REDWOOD CITY, CA

SUPPORT.COM

Highly Experienced and New Management Team



ELIZABETH CHOLAWSKY
President & CEO

Elizabeth joined Support.com in May 2014 and is President and CEO and a member of the Board. She has over 25 years of experience as an executive in technology industries, and she is an award-winning product thought leader who has grown businesses through organic innovation and acquisitions. Most recently, she was GM and VP of IT Support and Access at Citrix. During her time at Citrix, she held executive positions in the Citrix SaaS division, with leadership roles spanning product management, general management, global client services and the contact center.



ROOP LAKKARAJU
EVP, CFO and COO

Roop joined Support.com in October 2013 and is EVP, CFO and COO. He has over 20 years of leadership experience in technology companies. Prior to joining Support.com, he served as CFO of Quantros, Inc., a cloud provider to advance healthcare quality and safety performance and 2Wire. He also held various executive positions at Solectron and Safeguard Scientifics. Roop began his career in public accounting, first with Grant Thornton and then PricewaterhouseCoopers.



DUSTIN OXBORROW
VP, Sales

Dustin joined Support.com in January 2016 to lead SaaS sales and partnerships. Dustin brings nearly 20 years of experience in technology with over 10 years in SaaS. Prior to joining Support.com, Dustin served as Senior Director of Sales at BrightEdge Technologies, focusing on global and enterprise clients. Dustin also previously held the Head of Enterprise Sales role at Mindjet Corporation and Associate Director of Strategic Accounts at Verizon.

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SUPPORT.COM

Highly Experienced and New Management Team



CHRIS KOVERMAN
VP, Engineering & Operations

Chris joined Support.com in August 2014 and is VP of Engineering and Operations. He brings more than 20 years of experience in engineering and senior management. Prior to joining Support.com, Chris held numerous senior management positions including: Director of Engineering for the Workflow Cloud Line of Business at Citrix; VP Engineering at Casabi, a cloud content startup (acquired by Broadsoft); VP of BusDev and Strategy for Dulance; and VP of Engineering at Clarent Communications Corp.



ALEX POULOS
VP, Marketing

Alex joined Support.com in June 2015 and is VP of Marketing. He brings nearly 20 years of experience as a marketing and business leader in the software industry, particularly in the SaaS space. Prior to Support.com, Alex was CMO at NetDimensions, where he built the marketing organization to a global scale, led its transition into becoming a SaaS provider and increased brand awareness in a highly competitive market. Alex has also worked for early-stage companies including the network mediation and billing vendor Narus (now a subsidiary of Boeing), as well as for technology leaders such as Silicon Graphics, where he started his career.



LEE GRUENFELD
VP, Strategic Initiatives

Lee joined Support.com in July 2014 as VP, Strategic Initiatives. Prior to joining Support.com, he consulted to clients including Citrix, where he contributed to the design of a customer care system for the SaaS division and helped guide the integration of several acquisitions. He also served as SVP/GM of the SaaS product division he started for New Wave Automation (acquired by Global Cash Access). Earlier, he was a partner in the management consulting practice of Deloitte in New York and Los Angeles. He previously served as a member of the Board for the Society of Certified Data Processors.

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© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Michelle joined Support.com in July 2015 as VP, General Counsel and Secretary. Michelle has more than 15 years of experience advising companies in Silicon Valley on a broad array of legal matters. For the previous seven years, Michelle was Managing Counsel in the Corporate, Securities and Acquisitions group at Oracle Corporation. She has also served as Associate General Counsel at Openwave Systems, Inc. (now Unwired Planet, Inc.). MICHELLE JOHNSON Highly Experienced and New Management Team 37 EMILY RICKMAN Emily joined Support.com in January 2010 and is responsible for Support.com Services customer relationships and new business development, as well as Services programs, products, and go - to - market strategies. She has more than 15 years of experience in sales strategy development and execution for online technology services. Prior to joining Support.com, Emily led sales strategy for Circuit City’s extended warranty offerings, and drove innovation for a $550MM portfolio. During her tenure she designed and launched the industry’s first national accidental damage warranty program, and received top honors from the chairman of the board, including a Leaders of Distinction award. Prior to Circuit City, Emily was a management consultant for Cap Gemini Ernst & Young in their Energy practice. VP, General Counsel & Secretary VP, Services Sales and Account Management

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE CONCLUSION © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 38 SUPPORT.COM

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE Why Support.com 1. Well - defined strategic plan has positioned the Company to capture growth from evolving support trends – Leveraging technical support expertise, Support.com Cloud and industry reputation advantages 2. Differentiated Services programs, accelerated by Support.com Cloud – Large enterprise: high - quality customers with stickiness – IoT presents attractive new opportunities – Full spectrum support via Cloud differentiates the customer experience through seamless escalation from self - service to agent assisted support 3. Support.com Cloud addresses the evolved view of support in the connected world – Focused on complex problem resolution through our innovation of Self - Support and Agent Support 4. Services heritage and Support.com Cloud deliver powerful synergies – Unique competitive advantage enabling Support.com to better meet customers’ evolving needs – Accelerated learning, better product development and superior service delivery 5. Highly experienced and proven Board and leadership team – Board brought on experienced product and business leaders to reenergize and refocus the organization – New management team possesses combination of services, SaaS, and product experience – Three strong, independent directors recently added to Board 39

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© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE THANK YOU SUPPORT.COM @ support_com #DisruptSupport Important Additional Information Support.com , its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of prox ies from Support.com’s stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. On May 4, 2016, Support.com filed a definitive proxy statement and accompanying definiti ve WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, i ncl uding the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPO RT. COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION . Stockholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies w il l also be available at no charge at the Investor Relations section of Support.com’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929 - 5500 (Call Collect) or Toll - Free (800) 322 - 2885, or by email at proxy@mackenziepartners.com . Contact Investor Relations: + 1 650 556 8595 IR@Support.com

© 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE APPENDIX 2016 900 Chesapeake Drive, 2nd Floor Redwood City, California 94063 Tel : +1 650 - 556 - 8595 Email : IR@support.com Facebook.com/support.com @support.com © 2016 SUPPORT.COM Inc . All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE 42

SUPPORT.COM

Reconciliation of GAAP Financial Results to non-GAAP Financial Measures

(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		
	March 31, 2016	December 31, 2015	March 31, 2015
GAAP cost of revenue	$ 13,979	$ 13,011	$ 18,544
Stock-based compensation expense (Cost of revenue portion only)	(58)	(49)	(66)
Other non-recurring items	-	-	-
Non-GAAP cost of revenue	$ 13,921	$ 12,962	$ 18,478
GAAP operating expenses	$ 7,295	$ 7,861	$ 7,060
Stock-based compensation expense (Excl. cost of revenue portion)	(603)	(637)	(645)
Amortization of intangible assets and other	(267)	(267)	(268)
Restructuring and impairment charges	-	-	-
Non-GAAP operating expenses	$ 6,425	$ 6,957	$ 6,147
GAAP income tax provision (benefit)	$ 52	$ 76	$ 126
Tax expense (benefit) associated with acquired goodwill	-	-	(71)
Charges for uncertain tax positions	-	-	-
Non-GAAP income tax provision	$ 52	$ 76	$ 55
GAAP loss from continuing operations, after income taxes	$ (4,596)	$ (5,126)	$ (2,473)
Stock-based compensation expense	661	686	711
Amortization of intangible assets and other	267	267	268
Tax expense (benefit) associated with acquired goodwill	-	-	71
Charges for uncertain tax positions	-	-	-
Restructuring and impairment charges	-	-	-
Other non-recurring items	-	-	-
Total impact of Non-GAAP exclusions	928	953	1,050
Non-GAAP income (loss) from continuing operations, after income taxes	$ (3,668)	$ (4,173)	$ (1,423)
Loss from continuing operations, after income taxes			
Basic - GAAP	$ (0.08)	$ (0.09)	$ (0.05)
Basic - Non-GAAP	$ (0.07)	$ (0.08)	$ (0.03)
Diluted - GAAP	$ (0.08)	$ (0.09)	$ (0.05)
Diluted - Non-GAAP	$ (0.07)	$ (0.08)	$ (0.03)
Shares used in computing per share amounts (GAAP)			
Basic	54,886	54,792	54,237
Diluted	54,886	54,792	54,237
Shares used in computing per share amounts (Non-GAAP)			
Basic	54,886	54,792	54,237
Diluted	54,886	54,792	54,237

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense (benefit) associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of our Q1'16 press release for more information on non-GAAP financial measures.

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